Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2011	Sep. 30, 2010
Assets
Allowance for Loan losses	$ 8,331	$ 9,256
Stockholders Equity
Preferred Stock shares Authorized	5,000,000	5,000,000
Preferred Stock shares Issued	0	0
Common Stock Shares par value	$ 0.01	$ 0.01
Common Stock Shares Authorized	10,000,000	10,000,000
Common Stock Shares Issued	4,688,697	4,672,567
Treasury Stock	2,626,657	2,591,081